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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): APRIL 11, 2006



                          DURA AUTOMOTIVE SYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




            DELAWARE                      000-21139             38-3185711
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
          incorporation)                                    Identification No.)


              2791 RESEARCH DRIVE, ROCHESTER HILLS, MICHIGAN 48309 (Address of Principal Executive Offices, including Zip Code)


                                 (248) 299-7500
              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 7, 2006, Dura Automotive Systems, Inc. (the "Company") and its wholly owned subsidiary, Dura Operating Corp., entered into a Change of Control Agreement (the "Agreement") with Mr. Timothy C. Stephens, the Company's newly appointed Vice President and President of Atwood Mobile Products Division. The agreement is effective March 15, 2006.

Pursuant to the Agreement, if Mr. Stephens' employment is terminated in certain circumstances, as set forth in the Agreement, within six months preceeding (in contemplation of a change of control) or two years following the occurrence of a change of control, then Mr. Stephens' shall be entitled to (i) receive a lump sum severance benefit equal to three times the sum of one year's base salary and Mr. Stephens' average annual incentive compensation, (ii) receive all base salary accrued but not paid and any vacation accrued but not used as of the termination date, (iii) receive any unpaid incentive compensation for the year prior to the termination date and the pro rata incentive compensation for the time elapsed during the year in which the termination occurs, (iv) elect to continue health and dental coverage for 36 months, (v) receive a lump sum benefit payment equal to the amount Mr. Stephens' would have been entitled to receive under the 2003 Supplemental Executive Retirement Plan as of the termination date assuming he had 10 additional years of service, and (vi) extend the exercise period of stock options granted to Mr. Stephens' under the 1998 Stock Incentive Plan that are exercisable as of the termination date or pursuant to the change of control. The Company's obligation to provide such severance benefits is conditioned upon Mr. Stephens' delivery of a general release of claims. Mr. Stephens' Agreement is substantially the same as similar agreements executed by executive officers of the Company and previously filed by the Company with the Securities and Exchange Commission.

In addition, Mr. Stephens' became entitled to participate in the Company's 2003 Supplemental Executive Retirement Plan. The 2003 Supplemental Executive Retirement Plan has previously been filed by the Company with the Securities and Exchange Commission.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) None

     (b) None

     (c) None



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                                   SIGNATURES

     According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on April 11, 2006.

                                  Dura Automotive Systems, Inc.


                                  /s/ Keith R. Marchiando
                                  ---------------------------------------------
Date: April 11, 2006              By:  Keith R. Marchiando
                                  Its:  Vice President, Chief Financial Officer
                                  (principal accounting and financial officer)